                                                                   Exhibit 10.11

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

      AMENDMENT NO. 2 dated November 15, 1999, to the $765,000,000 Credit Agreement dated as of April 13, 1998, as amended as of April 9, 1999 (as so amended, the "CREDIT AGREEMENT"), by and among (i) AT&T Capital Corporation, a Delaware corporation (the "BORROWER"), (ii) Newcourt Credit Group Inc., a Delaware corporation ("NEWCOURT"), and Newcourt Credit Group USA Inc., a Delaware corporation ("NEWCOURT USA"), as Guarantors, (iii) the banks and other financial institutions party thereto (the "BANKS"), (iv) Morgan Guaranty Trust Company of New York, as administrative agent (the "AGENT"), (v) Canadian Imperial Bank of Commerce, as syndication agent (the "SYNDICATION AGENT"), (vi) The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as co-documentation agents (the "DOCUMENTATION AGENTS"), and (vii) J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as arrangers (the "ARRANGERS").

      WHEREAS, pursuant to an Amended and Restated Agreement and Plan of Reorganization, dated as of August 5, 1999 (the "REORGANIZATION PLAN"), by and between Newcourt and The CIT Group, Inc., a Delaware corporation ("CIT"), the parties thereto have agreed to the acquisition of Newcourt by CIT, either directly or through one or more of CIT's wholly-owned subsidiaries;

      WHEREAS, subsequent to such acquisition, the common stock of all of the United States subsidiaries of Newcourt will be transferred directly to CIT or to one or more of CIT's wholly-owned subsidiaries (the "PHASE II REORGANIZATION");

      WHEREAS, Newcourt, the Borrower and Newcourt USA wish to amend the Credit Agreement to permit the consummation of the transactions contemplated by the Reorganization Plan and the Phase II Reorganization, and in connection therewith CIT will execute a guaranty, substantially in the form of Exhibit A hereto, pursuant to which CIT will guarantee the obligations of Newcourt under the Credit Agreement as amended hereby and will agree to comply with certain covenants set forth in such guaranty;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

      1. DEFINITIONS. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

      2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

            2.1 DEFINITIONS.

            (a) The definition of the term "Material Financial Obligations" in
Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

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            ""MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of Debt and/or payment obligations in respect of Derivatives Obligations of the Borrower, CIT and/or one or more of their Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate US$100,000,000 (or its equivalent in any other currency)."

            (b) The definition of the term "Material Subsidiary" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

            ""MATERIAL SUBSIDIARY" means at any time each subsidiary of Newcourt that is a "SIGNIFICANT SUBSIDIARY", as defined in Rule 1-02 of Regulation S-X promulgated under the SECURITIES EXCHANGE ACT OF 1934, as amended, as such Regulation is in effect on the date hereof."

            (c) The definition of the term "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  ""TERMINATION DATE" means April 13, 2003, or if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day."

            (d) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions, to be inserted in appropriate alphabetical order:

                  ""CIT" means The CIT Group, Inc., a Delaware corporation, and its successors."

                  ""CIT GUARANTY" means the Guaranty dated November 15, 1999, made by CIT in favor of the Agent."

                  ""REORGANIZATION EFFECTIVE TIME" means the Effective Time, as defined in the Amended and Restated Agreement and Plan of Reorganization, dated as of August 5, 1999, by and between the Borrower and CIT."

            2.2 AMENDMENT TO SECTION 3.02. Section 3.02(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "The representations and warranties of CIT contained in the
            CIT Guaranty shall be true in all material respects on and as of the date of such Borrowing, and the representations and warranties of the Borrower and AT&T contained in this Agreement (except the representation and warranty set forth in Section 4.04(d)) shall be true in all material respects on and as of the date of such Borrowing."

            2.3 COVENANTS. Sections 5.01, 5.03, 5.04, 5.05, 5.06, 5.07, 5.08 and
5.13 of the Credit Agreement are hereby deleted in their entirety.

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            2.4 EVENTS OF DEFAULT.

            (a) Sections 6.01(e), (g), (h) and (k) of the Credit Agreement are hereby amended by adding after "Newcourt" the following: ", CIT".

            (b) Section 6.01 of the Credit Agreement is hereby amended by adding the following new subsections after the end of subsection (l):

                  "(m) CIT shall default in the observance or performance of any agreement contained in subsections 6.1, 6.2 or 6.3 of the CIT Credit Agreement (as defined in Section 6 of the CIT Guaranty), as such subsections are incorporated by reference in the CIT Guaranty or the event described in Section 7(e) of the CIT Credit Agreement (as defined in Section 6 of the CIT Guaranty) shall occur;

                  (n) CIT shall default in the observance or performance of any other agreement contained in, or incorporated by reference in, the CIT Guaranty (other than as provided in subsection (m) above), and such default shall continue unremedied for a period of 30 days after notice shall have been given to CIT by the Agent;

                  (o) The CIT Guaranty shall cease, for any reason (other than the express written release thereof by the Agent), to be in full force and effect, or CIT shall so assert in writing;

                  (p) Any representation or warranty made by CIT in the CIT
            Guaranty shall prove to have been materially incorrect when made;"

            (c) Section 6.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Newcourt shall fail to observe or perform any covenant contained in Section 5.02;"

            (d) Section 6.01(i) of the Credit Agreement is hereby deleted in its entirety, and the following hereby substituted therefor: "[intentionally] omitted]".

      3. REPRESENTATIONS AND WARRANTIES. Each of Newcourt, the Borrower and Newcourt USA hereby represents and warrants as follows:

                  (a) CORPORATE EXISTENCE AND POWER. Each Obligor (i) is a
            corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has all corporate power to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

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                  (b) CORPORATE AND GOVERNMENTAL AUTHORIZATION. NO
            CONTRAVENTION. (i) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement, as amended hereby, are within the Borrower's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower.

                  (ii) The execution, delivery and performance by each Guarantor of this Amendment, and the performance of the Credit Agreement, as amended hereby, are within each Guarantor's corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, including, without limitation, any action by or in respect of, or filing with, any governmental body, agency or official required by exchange control regulations to enable Newcourt to pay its obligations under the Credit Agreement in Dollars at the office of the Agent in New York City, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of any Guarantor or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon any Guarantor or result in the creation or imposition of any Lien on any asset of any Guarantor.

                  (c) ENFORCEABILITY OF LOAN DOCUMENTS. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      4. CONDITIONS. This Amendment shall become effective as of the Reorganization Effective Time upon the satisfaction of the following conditions precedent:

            (a) The Agent shall have received this Amendment, duly executed by each Obligor and the Required Banks.

            (b) The Agent shall have received the CIT Guaranty, duly executed by CIT.

            (c) The Agent shall have received the satisfactory written legal opinion of counsel to CIT (which may be in-house counsel) with respect to the CIT Guaranty.

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            (d) The Agent shall have received a certificate of an officer of CIT having attached thereto a true and correct copy of the Certificate of Incorporation and By-Laws of CIT.

            (e) The Agent shall have received a good standing certificate from the Secretary of State evidencing the good standing of CIT in its jurisdiction of incorporation.

            (f) The Agent shall have received a copy of resolutions of the Board of Directors of CIT authorizing the execution and delivery of the CIT Guaranty.

      5. ACKNOWLEDGMENT, WAIVER AND CONSENT.

            (a) Pursuant to the request of each Obligor and in accordance with
Section 10.05 of the Credit Agreement, the Required Banks hereby consent to, and waive any noncompliance with or Event of Default arising under the Credit Agreement by reason of, (i) the consummation of the acquisition of Newcourt by CIT pursuant to the Reorganization Plan, or (ii) the Phase II Reorganization, including, without limitation, the waiver of any requirement that (A) CIT or one or more of its wholly-owned subsidiaries, as transferee of substantially all of Newcourt's assets as a result of the consummation of the Phase II Reorganization, (I) assume the obligations of Newcourt in respect of the due and punctual performance and observance of all of the covenants and conditions of the Credit Agreement to be performed or observed by Newcourt, and (II) be a corporation or other entity organized under the laws of Canada or any province thereof, or (B) Newcourt must be the direct or indirect beneficial owner of 100% of the shares of common stock of Newcourt USA and the Borrower.

            (b) The waivers set forth in this Section 5 shall be effective only for the specific purpose and in the specific instance described above, and shall not otherwise modify any of the obligations of any Obligor under the Credit Agreement.

      6. MISCELLANEOUS.

            (a) CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT. Except as otherwise expressly provided herein, the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

            (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

            (c) HEADINGS. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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            (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                        AT&T CAPITAL CORPORATION

                                        By: /s/ Glenn Votek
                                            ------------------------------------
                                        Name:  Glenn Votek
                                        Title: Treasurer


                                        NEWCOURT CREDIT GROUP INC., as Guarantor

                                        By: /s/ Glenn Votek
                                            ------------------------------------
                                        Name:  Glenn Votek
                                        Title: Treasurer

                                        By: /s/ James D. Moss
                                            ------------------------------------
                                        Name:  James D. Moss
                                        Title: Vice President


                                        NEWCOURT CREDIT GROUP USA INC.,
                                        as Guarantor

                                        By: /s/ Glenn Votek
                                            ------------------------------------
                                        Name:  Glenn Votek
                                        Title: Treasurer


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as Administrative Agent and a
                                        Bank

                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent and a
                                        Bank

                                        By: /s/ Gerald Girardi
                                            ------------------------------------
                                        Name:          GERALD GIRARDI
                                        Title:       EXECUTIVE DIRECTOR
                                                 CIBC WORLD MARKETS CORP., AS
                                                 AGENT


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BARCLAYS BANK PLC

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        as Syndication Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: /s/ Suzanne R. Kissling
                                            ------------------------------------
                                        Name:  Suzanne R. Kissling
                                        Title: MANAGING DIRECTOR

                                        By: /s/ Gayma Z. Shivnarain
                                            ------------------------------------
                                        Name:  Gayma Z. Shivnarain
                                        Title: Director


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BARCLAYS BANK PLC

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent and a
                                        Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: /s/ Roger Parker
                                            ------------------------------------
                                        Name:  Roger Parker
                                        Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BARCLAYS BANK PLC

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent and a
                                        Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BARCLAYS BANK PLC

                                        By: /s/ Richard Herder
                                            ------------------------------------
                                        Name:  Richard Herder
                                        Title: Director


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent and a
                                        Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BARCLAYS BANK PLC

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: /s/ W. Jay Buckley
                                            ------------------------------------
                                        Name:  W. JAY BUCKLEY
                                        Title: VICE PRESIDENT


                                     - 8 -
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                                        DRESDNER BANK AG, NEW YORK BRANCH

                                        By: /s/ J. Curtin Beaudouin
                                            ------------------------------------
                                        Name:  J. CURTIN BEAUDOUIN
                                        Title: First Vice President

                                        By: /s/ Stephen A. Kovach
                                            ------------------------------------
                                        Name:  STEPHEN A. KOVACH
                                        Title: ASSISTANT VICE PRESIDENT


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FLEET BANK, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        MARINE MIDLAND BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DRESDNER BANK AG, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FIRST UNION NATIONAL BANK

                                        By: /s/ Jane W. Workman
                                            ------------------------------------
                                        Name:  JANE W. WORKMAN
                                        Title: SENIOR VICE PRESIDENT


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FLEET BANK, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        MARINE MIDLAND BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DRESDNER BANK AG, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK ONE, N.A (formerly known as THE
                                        FIRST NATIONAL BANK OF CHICAGO)

                                        By: /s/ Cory M. Helfand
                                            ------------------------------------
                                        Name:  CORY M. HELFAND
                                        Title: VICE PRESIDENT


                                        FLEET BANK, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        MARINE MIDLAND BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DRESDNER BANK AG, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FLEET BANK, N.A.

                                        By: /s/ Robert
                                            ------------------------------------
                                        Name:  ROBERT
                                        Title: S.V.P.


                                        MARINE MIDLAND BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        DRESDNER BANK AG, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FIRST UNION NATIONAL BANK

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        FLEET BANK, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        HSBC BANK USA

                                        By: /s/ Johan Sorensson
                                            ------------------------------------
                                        Name:  Johan Sorensson
                                        Title: Vice President

                                        NATIONAL AUSTRALIA BANK LIMITED

                                        By: /s/ Bill Schmid
                                            ------------------------------------
                                        Name:  Bill Schmid
                                        Title: Vice President

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        NATIONAL AUSTRALIA BANK LIMITED

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA

                                        By: /s/ Glen D. Carter
                                            ------------------------------------
                                        Name:  Glen D. Carter
                                        Title: Senior Manager


                                        THE BANK OF NOVA SCOTIA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        NATIONAL AUSTRALIA BANK LIMITED

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ Brian S. Allen
                                            ------------------------------------
                                        Name:  Brian S. Allen
                                        Title: Managing Director


                                        THE TORONTO-DOMINION BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        NATIONAL AUSTRALIA BANK LIMITED

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK

                                        By: /s/ Azar S. Azarpour
                                            ------------------------------------
                                        Name:  AZAR S. AZARPOUR
                                        Title: MGR. CR. ADMIN.


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DG DEUTSCHE GENOSSENSCHAFTSBANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANCA MONTE DEI PASCHI DI SIENA S.P.A.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF HAWAII

                                        By: /s/ Donna R. Parker
                                            ------------------------------------
                                        Name:  DONNA R. PARKER
                                        Title: VICE PRESIDENT

                                        CREDIT SUISSE FIRST BOSTON

                                        By: /s/ Jay Chall
                                            ------------------------------------
                                        Name:  Jay Chall
                                        Title: Director

                                        By: /s/ James H. Lee
                                            ------------------------------------
                                        Name:  James H. Lee
                                        Title: Assistant Vice President


                                        BAYERISCHE VEREINSBANK AG, NEW
                                        YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        COMERICA BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        SOCIETE GENERALE

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        THE BANK OF NEW YORK

                                        By: /s/ Ernest Fung
                                            ------------------------------------
                                        Name:  ERNEST FUNG
                                        Title: Vice President


                                        BANCO CENTRAL HISPANOAMERICANO
                                        S.A., NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK AUSTRIA AKTIENGESELLSCHAFT

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANQUE NATIONALE DE PARIS

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        THE BANK OF NEW YORK

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANCO CENTRAL HISPANOAMERICANO
                                        S.A., NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK AUSTRIA AKTIENGESELLSCHAFT

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANQUE NATIONALE DE PARIS

                                        By: /s/ Veronique Marcus
                                            ------------------------------------
                                        Name:  Veronique Marcus
                                        Title: Vice President

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: Vice President

                                        PARIBAS

                                        By: /s/ Sean Reddington
                                            ------------------------------------
                                        Name:  Sean Reddington
                                        Title: Director

                                        By: /s/ Kevin D'Albert
                                            ------------------------------------
                                        Name:  Kevin D'Albert
                                        Title: Assistant Vice President


                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE, CAYMAN ISLANDS
                                        BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        PRUDENTIAL SECURITIES

                                        BANQUE PARIBAS

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE, CAYMAN ISLANDS
                                        BRANCH

                                        By: /s/ Hereward Drummond
                                            ------------------------------------
                                        Name:  Hereward Drummond
                                        Title: Senior Vice President

                                        By: /s/ James H. Boyle
                                            ------------------------------------
                                        Name:  James H. Boyle
                                        Title: Vice President


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        PRUDENTIAL SECURITIES

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent and a
                                        Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Co-Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, as Co-
                                        Documentation Agent and a Bank

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF AMERICA, N.A.

                                        By: /s/ Nelson D. Albrecht
                                            ------------------------------------
                                        Name:  Nelson D. Albrecht
                                        Title: Vice President


                                        BARCLAYS BANK PLC

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        THE SUMITOMO BANK, LIMITED, NEW YORK
                                        BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        DG DEUTSCHE GENOSSENSCHAFTSBANK

                                        By: /s/ Andrew S. Resnick
                                            ------------------------------------
                                        Name:  Andrew S. Resnick
                                        Title: Vice President

                                        By: /s/ Rob T. Jokhai
                                            ------------------------------------
                                        Name:  Rob T. Jokhai
                                        Title: Assistant Vice President


                                        BANCA MONTE DEI PASCHI DI SIENA S.P.A.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BANK OF HAWAII

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BAYERISCHE VEREINSBANK AG, NEW
                                        YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        COMERICA BANK

                                        By: /s/ Marian L. Enright
                                            ------------------------------------
                                        Name:  Marian L. Enright
                                        Title: Vice President

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        SOCIETE GENERALE

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BAYERISCHE VEREINSBANK AG, NEW
                                        YORK BRANCH

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        COMERICA BANK

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        SOCIETE GENERALE

                                        By: /s/ Charles D. Fischer, Jr.
                                            ------------------------------------
                                        Name:  Charles D. Fischer, Jr.
                                        Title: Vice President


                                     - 12 -